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                                                                   EXHIBIT 23(i)

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

    As independent certified public accountants, we hereby consent to the incorporation by reference in this Form S-2 registration statement of our report dated February 13, 1998, incorporated by reference in CNB, Inc.'s Form 10-KSB for the year ended December 31, 1997, and to all references to our Firm included in this registration statement.

                                          ARTHUR ANDERSEN LLP

Jacksonville, Florida
December 11, 1998